UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

CORE LITHIUM CORP.

(Exact name of registrant as specified in charter)

Nevada	000-27867	87-0533626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 East Fifth Street 15th Floor PMB#121 Cincinnati, OH 45202	45202
(Address of principal executive offices)	(Zip Code)

(513) 924-4980

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry Into Material Definitive Agreement.

On November 15, 2018, Core Lithium Corp. (the “Company”) entered into a consulting agreement with Contigo Resources Ltd., a corporation incorporated in the Province of British Columbia through the issuance of 150,000 restricted common shares.

Contigo Resources Ltd will provide consulting services on the Quadra Lithium Claims and owns 100% of sixty mining claims totaling 7840 acres named the Quadra Lithium Claims located in the James Bay region of Northern Quebec, Canada.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Consulting Services Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Lithium Corp.

Date: December 7, 2018	By:	/s/ Christopher Vallos
Christopher Vallos, President

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